UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 1, 2012

Commission File Number:  00049806

First PacTrust Bancorp, Inc.
(Exact name of small business issuer as specified in its charter)

Maryland
(State or other jurisdiction of incorporation or organization)
043639825
(IRS Employer Identification No.)

610 Bay Boulevard, Chula Vista, California 91910
(Address of principal executive offices)

619-691-1519
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Irvine, Calif. (March 1, 2012) – First PacTrust Bancorp, Inc. (NASDAQ: BANC), the holding company for PacTrust Bank, today announced that its Board of Directors has declared a quarterly cash dividend of $0.12 per share on its outstanding common stock. The dividend will be payable on April 2, 2012 to shareholders of record as of March 12, 2012. Based upon the trading price as of February 29, 2012 of $11.72 on March 1, 2012, this cash dividend results in an annualized dividend yield of 4.09 percent."

Item 9.01 Financial Statements and Exhibits.

See exhibit index

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First PacTrust Bancorp, Inc.

Date:   March 1, 2012
By:	/s/ Richard Herrin

Name: Richard Herrin
Title: Chief Administrative Officer and Corporate Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release on March 1st 2012